Summary Prospectus MARCH 1, 2019

TIAA-CREF Quant Large-Cap Value Fund

(formerly TIAA-CREF Enhanced Large-Cap Value Index Fund)

of the TIAA-CREF Funds

Class:	Institutional	Advisor	Class W
Ticker:	TEVIX	TELCX	TELWX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders and other information about the Fund online at www.tiaa.org/tcf_pro. You can also get this information at no cost by calling 800-223-1200 or by sending an e-mail request to disclosure@tiaa.org. The Fund’s prospectus and Statement of Additional Information (“SAI”), each dated March 1, 2019, as subsequently supplemented, and the sections of the Fund’s shareholder report dated October 31, 2018 from “Summary Portfolio of Investments” through “Notes to Financial Statements,” are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number or e-mail address noted above.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semiannual shareholder reports of the Fund and of the other investment portfolios (collectively with the Fund, the “Funds”) of the TIAA-CREF Funds (the “Trust”) will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, they will be made available on Teachers Insurance and Annuity Association of America’s (“TIAA”) website, TIAA.org, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by either updating your account settings at TIAA.org/eDelivery, if you invest in the Funds directly or hold your Fund shares through a TIAA-affiliated financial intermediary, account or retirement plan (each, a “TIAA Account”), or by contacting your financial intermediary (such as a broker-dealer or bank) through which you hold Fund shares.

If you invest directly with the Funds or through a TIAA Account, you may elect to continue to receive all future shareholder reports in paper free of charge by updating your account settings at TIAA.org/eDelivery or by calling 800-842-2252 during regular business hours. If you invest through another financial intermediary, you can contact

TIAA-CREF Quant Large-Cap Value Fund  ■  Summary Prospectus     1

your financial intermediary to request that you continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held through your financial intermediary or, if you are a direct investor or invest through a TIAA Account, to all funds held with the Funds and any other investment companies within the same group of related investment companies.

Investment objective

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, investors may be required to pay a commission to a broker-dealer or other financial intermediary on purchases and sales of Advisor Class shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

	Institutional Class	Advisor Class	Class W
Maximum sales charge imposed on purchases (percentage of offering price)	0%	0%	0%
Maximum deferred sales charge	0%	0%	0%
Maximum sales charge imposed on reinvested dividends and other distributions	0%	0%	0%
Redemption or exchange fee	0%	0%	0%
Maximum account fee	0%	0%	0%

2     Summary Prospectus  ■  TIAA-CREF Quant Large-Cap Value Fund

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Advisor Class		Class W

Management fees	0.31%	0.31%		0.31%
Other expenses	0.01%	0.10%	[1]	0.01%	[2]
Total annual Fund operating expenses	0.32%	0.41%		0.32%
Waivers and expense reimbursements[3]	—	—		(0.32)%	[4]
Total annual Fund operating expenses after
fee waiver and/or expense reimbursement	0.32%	0.41%		0.00%

1	Restated to reflect estimate for the current fiscal year.
2	Estimate is for the current fiscal year.
3

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed: (i) 0.40% of average daily net assets for Institutional Class shares; (ii) 0.55% of average daily net assets for Advisor Class shares; and (iii) 0.40% of average daily net assets for Class W shares of the Fund. These expense reimbursement arrangements will continue through at least February 29, 2020, unless changed with approval of the Board of Trustees.

4

Teachers Advisors, LLC has contractually agreed to waive and/or reimburse Class W’s Management fees and Other expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, Trustee expenses and extraordinary expenses) in their entirety. Teachers Advisors, LLC expects these waiver and/or reimbursement arrangements to remain in effect indefinitely, unless changed or terminated with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the durations noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Institutional Class	Advisor Class	Class W
1 year	$33	$42	$0
3 years	$103	$132	$0
5 years	$180	$230	$0
10 years	$406	$518	$0

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may

TIAA-CREF Quant Large-Cap Value Fund  ■  Summary Prospectus     3

indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2018, the Fund’s portfolio turnover rate was 84% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its assets in large-cap equity securities. In seeking a favorable long-term total return, the Fund will invest in securities that the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), believes appear undervalued by the market based on an evaluation of their potential worth. For purposes of the 80% investment policy, “large-cap” securities are securities of issuers with a capitalization equal to or greater than the top 80% of issuers by capitalization within the Russell 1000® Index at the time of purchase. The Fund may invest in equity securities of large companies across a wide range of sectors, growth rates and valuations. From time to time, Advisors reviews the Fund’s sector exposure against the Fund’s benchmark index, the Russell 1000® Value Index (the “Index”), to seek to control risk in relation to the Index. For purposes of the 80% investment policy, the term “assets” means net assets, plus the amount of any borrowings for investment purposes.

Advisors uses proprietary quantitative models, or models utilizing econometric and mathematical techniques based on financial and investment theories, to evaluate and score a broad universe of stocks in which the Fund invests. These models typically weigh many different variables, including the valuation of the individual stock versus the market or its peers, future earnings and sustainable growth prospects, and the price and volume trends of the stock. The score is used to form the portfolio, and the following additional inputs may also be considered: weightings of the stock and its corresponding sector in the benchmark, correlations of the stocks in the universe and trading costs. The Fund may purchase foreign equity securities denominated in U.S. dollars or in non-U.S. dollar currencies, and equity securities issued in connection with reorganizations and other special situations.

The overall goal is to build a portfolio of stocks that Advisors believes appear undervalued by the market based on an evaluation of their potential worth and that generate a favorable long-term total return, while also managing the relative risk of the Fund versus the Index. The Fund may also purchase and sell futures, options, swaps and other equity derivatives to carry out the Fund’s investment strategies. The Fund’s strategy is based upon Advisors’ understanding of the interplay of market factors and does not assure the Fund will perform as intended. The markets or the prices of individual securities may be affected by factors not taken into account in Advisors’ analysis.

4     Summary Prospectus  ■  TIAA-CREF Quant Large-Cap Value Fund

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Market Risk—The risk that market prices of portfolio investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole.

• Issuer Risk (often called Financial Risk)—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time.

• Large-Cap Risk—The risk that large-capitalization companies are more mature and may grow more slowly than the economy as a whole and tend to go in and out of favor based on market and economic conditions.

• Style Risk—The risk that use of a particular investing style (such as growth or value investing) may fall out of favor in the marketplace for various periods of time and result in underperformance relative to the broader market sector or significant declines in the value of the Fund’s portfolio investments.

• Risks of Value Investing—Securities believed to be undervalued are subject to the risks that the issuer’s potential business prospects are not realized, its potential value is never recognized by the market or the securities were appropriately priced when acquired. As a result, value stocks can be overpriced when acquired and may not perform as anticipated.

• Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign investments may also be less liquid and more difficult to value than investments in U.S. issuers.

• Active Management Risk—The risk that Advisors’ strategy, investment selection or trading execution may cause the Fund to underperform relative to the benchmark index or mutual funds with similar investment objectives.

• Quantitative Analysis Risk—The risk that stocks selected using quantitative modeling and analysis could perform differently from the market as a whole.

• Special Situation Risk—Stocks of companies involved in acquisitions, consolidations, tender offers or exchanges, takeovers, reorganizations, mergers and other special situations can involve the risk that such

TIAA-CREF Quant Large-Cap Value Fund  ■  Summary Prospectus     5

situations may not materialize or may develop in unexpected ways. Consequently, those stocks can involve more risk than ordinary securities.

• Derivatives Risk—The risks associated with investing in derivatives may be different and greater than the risks associated with directly investing in the underlying securities and other instruments. The Fund may use futures, options, single name or index credit default swaps, or forwards, and the Fund may also use more complex derivatives such as swaps that might present liquidity, credit and counterparty risk. When investing in derivatives, the Fund may lose more than the principal amount invested.

Please see the non-summary portion of the Prospectus for more detailed information about the risks described above.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Institutional Class of the Fund, before taxes, in each full calendar year for the last ten years. Because the expenses vary across share classes, the performance of the Institutional Class may vary from the Advisor Class. Below the bar chart are the best and worst returns of the Institutional Class for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for the Institutional and Advisor classes over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2018, and how those returns compare to those of the Fund’s benchmark index. After-tax performance is shown only for Institutional Class shares, and after-tax returns for the Advisor Class shares will vary from the after-tax returns presented for Institutional Class shares. Class W does not have a full year of performance and is not included in the table.

The returns shown below reflect previous agreements by Advisors to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The benchmark index listed below is unmanaged, and you cannot invest directly in an index. The returns for the benchmark index reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa.org.

6     Summary Prospectus  ■  TIAA-CREF Quant Large-Cap Value Fund

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS SHARES (%)

Quant Large-Cap Value Fund

Best quarter: 17.74%, for the quarter ended September 30, 2009. Worst quarter: -16.64%, for the quarter ended March 31, 2009.

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2018

	Inception date	One year	Five years	Ten years
Institutional Class	11/30/2007
Return before taxes		–10.08%	4.83%	10.29%
Return after taxes on distributions		–11.16%	2.79%	8.66%
Return after taxes on distributions and sale of
Fund shares		–5.22%	3.50%	8.21%
Advisor Class	12/4/2015
Return before taxes		–10.40%	4.74%*	10.24%*

Russell 1000 Value Index
(reflects no deductions for fees, expenses or taxes)		–8.27%	5.95%	11.18%

Current performance of the Fund’s shares may be higher or lower than that shown above.
*

The performance shown for the Advisor Class that is prior to its inception date is based on performance of the Fund’s Institutional Class. The performance for these periods has not been restated to reflect higher expenses of the Advisor Class. If those expenses had been reflected, the performance would have been lower.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

TIAA-CREF Quant Large-Cap Value Fund  ■  Summary Prospectus     7

Portfolio management

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, LLC.

Portfolio Managers. The following persons manage the Fund on a day-to-day basis:

Name:	James Johnson, CFA	Max Kozlov, CFA
Title:	Managing Director	Senior Director
Experience on Fund:	since 2016	since 2016

Purchase and sale of Fund shares

Institutional Class shares are available for purchase directly from the Fund by certain eligible investors (which include employee benefit plans and financial intermediaries). Advisor Class shares are available for purchase through certain financial intermediaries, employee benefit plans and insurance company separate accounts. Class W shares are available for purchase directly from the Fund only by funds advised by Advisors or its affiliates or other clients or accounts of Advisors or its affiliates that are subject to a contractual fee for advisory, management or other similar or related services provided by Advisors or its affiliates.

• The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates. Employee benefit plans, fee-based managed account programs (“wrap accounts”), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, thrifts and bank and trust companies that have entered into agreements to offer Institutional Class shares held in omnibus accounts on the books of the Fund are exempt from initial and subsequent investment minimums.

• There are no minimum initial or subsequent investment requirements for Advisor Class or Class W shares.

Redeeming or Exchanging Shares. You can redeem (sell) or exchange your shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading (each such day a “Business Day”). Exchanges may be made for shares of the same share class of other funds offered by the Trust. If your shares are held through a third party, please contact that entity for applicable redemption or exchange requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally

8     Summary Prospectus  ■  TIAA-CREF Quant Large-Cap Value Fund

not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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TIAA

730 Third Avenue

New York, NY 10017-3206

Printed on paper containing recycled fiber	A11983 (3/19)

TIAA

730 Third Avenue

New York, NY 10017-3206

A11983 (3/19)